UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 21, 2014

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

As previously disclosed, on May 21, 2014, the operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), of Corporate Office Properties Trust (the “Company”) consummated the offering of $300 million aggregate principal amount of its 3.700% Senior Notes due 2021 (the “Notes”).  The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (File No. 333-190137) filed by the Company and the Operating Partnership with the Securities and Exchange Commission on July 25, 2013.

The terms of the Notes are governed by a senior indenture, dated as of September 16, 2013, by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a second supplemental indenture thereto, dated as of May 21, 2014 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Base Indenture was filed as Exhibit 99.1 to our Form 8-K filed on September 19, 2013 and is incorporated herein by reference.  The Second Supplemental Indenture is filed as Exhibit 99.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
99.1

Second Supplemental Indenture, dated May 21, 2014, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Stephen E. Riffee		/s/ Stephen E. Riffee
	Stephen E. Riffee		Stephen E. Riffee
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	May 27, 2014	Dated:	May 27, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1

Second Supplemental Indenture, dated May 21, 2014, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee